SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 1, 2003

                              CARDINAL HEALTH, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                      OHIO
                 (State or Other Jurisdiction of Incorporation)

          1-11373                                        31-0958666
   (Commission File Number)                 (IRS Employer Identification Number)

                     7000 CARDINAL PLACE, DUBLIN, OHIO 43017
          (Address of Principal Executive Offices, Including Zip Code)

                                 (614) 757-5000
              (Registrant's Telephone Number, Including Area Code)
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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On January 1, 2003, Cardinal Health, Inc., an Ohio corporation ("Cardinal Health"), completed the previously announced acquisition of Syncor International Corporation, a Delaware corporation ("Syncor"), resulting in Syncor becoming a wholly owned subsidiary of Cardinal Health. Pursuant to the Agreement and Plan of Merger, dated as of June 14, 2002, as amended on November 22, 2002 and December 3, 2002, by and among Cardinal Health, Mudhen Merger Corp., a Delaware corporation and a wholly owned subsidiary of Cardinal Health, and Syncor, each outstanding share of Syncor common stock, par value $0.05 per share, was converted into the right to receive 0.47 of a Cardinal Health common share, without par value (each, a "Cardinal Health Common Share"), with cash being paid in lieu of fractional Cardinal Health Common Shares.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Cardinal Health, Inc.
                                         (Registrant)

Date:  January 2, 2003                    By:           /s/ Paul S. Williams
                                                        -----------------------
                                             Name:     Paul S. Williams
                                             Title:    Executive Vice President,
                                                       Chief Legal Officer and
                                                       Secretary

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